AMI JAMES BRANDS, INC.

CONSENT OF DIRECTORS OF
AMI JAMES BRANDS, INC.
IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF
AMI JAMES BRANDS, INC.
(A NEVADA COMPANY)

The undersigned, being all of the directors of Ami James Brands, Inc., a Nevada corporation (hereinafter called the "Company"), acting pursuant to Sections 78.315 and 78.375 of the Nevada Revised Statutes, hereby waive all notice of the time, place and purposes of a meeting of the Board of Directors of the Company and hereby unanimously consent to adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, the Directors have been presented with the resignation of Ami James as the Company's Chief Executive Officer and as a member of the Company's Board of Directors, effective as of May 9, 2017 as attached hereto as Exhibit A; and

WHEREAS, the Directors believe it is in the best interest of the Company to accept such resignation and to appoint Ira Morris as the Company's Chief Executive Officer; and

WHEREAS, the Directors believe it is in the best interest of the Company to change the name of the Company as soon as practicable upon the effectiveness of the resignations of Ami James so that the Company will have a new name that does not contain the words "Ami James";

NOW, BE IT RESOLVED, that it is hereby authorized and approved for the Company to accept the resignation of Ami James as the Company's Chief Executive Officer and as a member of the Company's Board of Directors and to appoint Ira Morris as the Company's Chief Executive Officer as of May 9, 2017 in each case; and

BE IT FURTHER RESOLVED, that the Company change the name of the Company to something not containing the words "Ami James" as soon as practicable after the effectiveness of the resignations of Ami James.

GENERAL RESOLUTIONS

RESOLVED FURTHER, that the officers of the corporation are hereby authorized and instructed to take whatever steps necessary to effectuate the above described resolutions.

IN WITNESS WHEREOF, the undersigned have set forth their hands in their capacities as of this 26 day of April, 2017.

Ami James, Director

Ira Morris, Director

EXHIBIT A

May 9, 2017

Dear Members of the Board of Directors of Ami James Brands, Inc.,

I hereby resign as a member of the Board of Directors of Ami James Brands, Inc. (the "Company"), and as the Company's Chief Executive Officer, in each case as of April 26 2017.

Very Truly Yours,

Ami James